EXHIBIT 99.3

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G2
================================================================================


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                                                                          % of
                                             # of        Aggregate   Aggregate
Current Balance                             Loans          Balance     Balance
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<= $333,700.00                                104      $16,841,225       30.91
$333,700.01 - $450,000.00                      32       12,421,606       22.80
$450,000.01 - $650,000.00                      26       14,166,070       26.00
$650,000.01 - $850,000.00                       7        5,134,855        9.43
$850,000.01 - $1,050,000.00                     3        2,890,201        5.31
$1,250,000.01 - $1,450,000.00                   1        1,398,468        2.57
$1,450,000.01 - $1,650,000.00                   1        1,625,000        2.98
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Total:                                        174      $54,477,425      100.00
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Minimum: $38,658.63
Maximum: $1,625,000.00
Average: $313,088.65
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                                                                          % of
                                             # of        Aggregate   Aggregate
Current Gross Rate                          Loans          Balance     Balance
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3.251% - 3.500%                                 3      $ 1,389,362        2.55
3.501% - 3.750%                                 2        1,095,452        2.01
3.751% - 4.000%                                 3        1,701,494        3.12
4.001% - 4.250%                                11        4,765,877        8.75
4.251% - 4.500%                                10        3,592,577        6.59
4.501% - 4.750%                                 6        2,359,368        4.33
4.751% - 5.000%                                12        3,682,865        6.76
5.001% - 5.250%                                14        3,936,437        7.23
5.251% - 5.500%                                68       19,531,032       35.85
5.501% - 5.750%                                45       12,422,961       22.80
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Total:                                        174      $54,477,425      100.00
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Minimum: 3.375%
Maximum: 5.625%
Weighted Average: 5.104%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Net Rate                                    Loans          Balance     Balance
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3.001% - 3.250%                                 4      $ 2,129,362        3.91
3.251% - 3.500%                                 1          355,452        0.65
3.501% - 3.750%                                 5        2,349,432        4.31
3.751% - 4.000%                                13        5,861,938       10.76
4.001% - 4.250%                                 6        1,848,577        3.39
4.251% - 4.500%                                12        3,987,961        7.32
4.501% - 4.750%                                12        3,240,186        5.95
4.751% - 5.000%                                14        3,824,124        7.02
5.001% - 5.250%                                73       21,946,919       40.29
5.251% - 5.500%                                34        8,933,474       16.40
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Total:                                        174      $54,477,425      100.00
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Minimum: 3.125%
Maximum: 5.375%
Weighted Average: 4.801%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Index                                       Loans          Balance     Balance
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1 Year CMT                                      2      $ 1,000,000        1.84
1 Year Libor                                    6        2,777,783        5.10
6 Month Libor                                 166       50,699,642       93.07
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Months to Roll                              Loans          Balance     Balance
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33                                              2      $   771,901        1.42
34                                             25       10,363,999       19.02
35                                             92       27,172,210       49.88
36                                             55       16,169,315       29.68
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Total:                                        174      $54,477,425      100.00
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Average AS OF: 2004-06-03
Minimum: 33
Maximum: 36
Weighted Average: 35
--------------------------------------------------------------------------------



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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G2
================================================================================


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                                                                          % of
                                             # of        Aggregate   Aggregate
Gross Margin                                Loans          Balance     Balance
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<= 2.000%                                       4      $ 1,310,666        2.41
2.001% - 2.250%                                66       20,089,035       36.88
2.501% - 2.750%                               100       29,239,588       53.67
3.001% - 3.250%                                 4        3,838,136        7.05
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Total:                                        174      $54,477,425      100.00
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Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.579%
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                                                                          % of
                                             # of        Aggregate   Aggregate
First Rate Cap                              Loans          Balance     Balance
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1.000%                                          1      $   403,468        0.74
2.000%                                         10        4,344,046        7.97
3.000%                                         56       15,767,991       28.94
5.000%                                        105       32,807,920       60.22
6.000%                                          2        1,154,000        2.12
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Total:                                        174      $54,477,425      100.00
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.173%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Periodic Rate Cap                           Loans          Balance     Balance
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1.000%                                        162      $48,979,379       89.91
2.000%                                         12        5,498,046       10.09
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Total:                                        174      $54,477,425      100.00
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Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.101%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Maximum Rate                                Loans          Balance     Balance
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5.751% - 6.000%                                 1      $   403,468        0.74
8.501% - 8.750%                                 1          740,000        1.36
9.001% - 9.250%                                 2          545,200        1.00
9.251% - 9.500%                                 7        2,400,062        4.41
9.501% - 9.750%                                 4        1,477,252        2.71
9.751% - 10.000%                               11        3,395,672        6.23
10.001% - 10.250%                              20        6,220,000       11.42
10.251% - 10.500%                              19        4,978,459        9.14
10.501% - 10.750%                              12        3,756,255        6.90
10.751% - 11.000%                               4        1,988,687        3.65
11.001% - 11.250%                               3        1,937,114        3.56
11.251% - 11.500%                              54       16,730,982       30.71
11.501% - 11.750%                              36        9,904,274       18.18
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Total:                                        174      $54,477,425      100.00
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Minimum: 6.000%
Maximum: 11.625%
Weighted Average: 10.843%
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                                                                          % of
                                             # of        Aggregate   Aggregate
FICO Scores                                 Loans          Balance     Balance
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621 - 640                                       2      $ 1,206,000        2.21
641 - 660                                      19        5,298,826        9.73
661 - 680                                      31        8,183,176       15.02
681 - 700                                      31       10,121,338       18.58
701 - 720                                      27        7,940,302       14.58
721 - 740                                      19        6,007,895       11.03
741 - 760                                      17        4,823,699        8.85
761 - 780                                      15        6,081,293       11.16
781 - 800                                      11        4,112,896        7.55
801 - 820                                       2          702,000        1.29
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Total:                                        174      $54,477,425      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 628
Maximum: 813
Weighted Average: 712
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G2
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                             # of        Aggregate   Aggregate
Original Loan To Value Ratio                Loans          Balance     Balance
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<= 50.00%                                       6      $ 2,073,137        3.81
50.01% - 55.00%                                 2          402,000        0.74
55.01% - 60.00%                                 6        2,721,789        5.00
60.01% - 65.00%                                 9        6,687,272       12.28
65.01% - 70.00%                                17        6,528,197       11.98
70.01% - 75.00%                                13        4,953,987        9.09
75.01% - 80.00%                               112       29,823,793       54.75
80.01% - 85.00%                                 1          167,025        0.31
85.01% - 90.00%                                 7        1,049,475        1.93
90.01% - 95.00%                                 1           70,750        0.13
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Total:                                        174      $54,477,425      100.00
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Minimum: 36.26
Maximum: 94.97
Weighted Average: 73.28
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                                                                          % of
                                             # of        Aggregate   Aggregate
Combined Loan To Value Ratio                Loans          Balance     Balance
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<= 50.00%                                       4      $ 1,527,837        2.80
50.01% - 55.00%                                 2          402,000        0.74
55.01% - 60.00%                                 4        1,004,239        1.84
60.01% - 65.00%                                 9        6,385,259       11.72
65.01% - 70.00%                                 9        4,296,805        7.89
70.01% - 75.00%                                10        3,478,600        6.39
75.01% - 80.00%                                37       11,864,069       21.78
80.01% - 85.00%                                 3        1,569,129        2.88
85.01% - 90.00%                                38       12,073,095       22.16
90.01% - 95.00%                                31        6,907,706       12.68
95.01% - 100.00%                               27        4,968,686        9.12
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Total:                                        174      $54,477,425      100.00
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Minimum: 36.26
Maximum: 100.00
Weighted Average: 80.83
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                                                                          % of
                                             # of        Aggregate   Aggregate
Amortization                                Loans          Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                 139      $36,751,973       67.46
Fully Amortizing                               35       17,725,452       32.54
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Top 5 States                                Loans          Balance     Balance
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California                                     58      $25,653,656       47.09
Georgia                                        31        5,596,623       10.27
Florida                                         9        5,089,019        9.34
Massachusetts                                   7        2,487,669        4.57
New York                                        5        2,006,000        3.68
Other                                          64       13,644,458       25.05
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Prepay Original Term                        Loans          Balance     Balance
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0                                             103      $34,472,361       63.28
6                                               1          798,285        1.47
12                                              1        1,398,468        2.57
24                                              6        2,935,314        5.39
36                                             61       14,574,197       26.75
60                                              2          298,800        0.55
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Document Type                               Loans          Balance     Balance
--------------------------------------------------------------------------------
Alternate                                       7      $ 3,218,423        5.91
Full                                           33        8,624,320       15.83
No Doc                                         18        5,631,443       10.34
No Ratio                                        3          990,000        1.82
Reduced                                       112       35,263,239       64.73
Stated Doc                                      1          750,000        1.38
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Loan Purpose                                Loans          Balance     Balance
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Purchase                                       84      $22,268,195       40.88
Cash Out Refinance                             47       20,638,528       37.88
Rate/Term Refinance                            43       11,570,702       21.24
Total:                                        174      $54,477,425      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G2
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                             # of        Aggregate   Aggregate
Owner Occupancy Status                      Loans          Balance     Balance
--------------------------------------------------------------------------------
Investor                                       51      $10,805,848       19.84
Primary                                       116       39,783,884       73.03
Secondary                                       7        3,887,693        7.14
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Property Type                               Loans          Balance     Balance
--------------------------------------------------------------------------------
Coop                                            1      $    96,000        0.18
Condominium                                    11        2,982,391        5.47
PUD                                            38        9,732,466       17.87
Single Family                                 109       36,943,055       67.81
Two- to Four Family                            15        4,723,514        8.67
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Total:                                        174      $54,477,425      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Stated Remaining Term to Maturity           Loans          Balance     Balance
--------------------------------------------------------------------------------
357                                             2      $   771,901        1.42
358                                            25       10,363,999       19.02
359                                            92       27,172,210       49.88
360                                            55       16,169,315       29.68
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Total:                                        174      $54,477,425      100.00
--------------------------------------------------------------------------------
Minimum: 357
Maximum: 360
Weighted Average: 359
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                                                                          % of
                                             # of        Aggregate   Aggregate
Servicer                                    Loans          Balance     Balance
--------------------------------------------------------------------------------
Downey                                         18      $ 8,511,902       15.62
GMAC Mortgage                                  65       21,195,126       38.91
Greenpoint                                     82       20,824,289       38.23
GreenLight Financial                            2          566,263        1.04
National City Mortgage                          5        2,379,845        4.37
Wamu                                            2        1,000,000        1.84
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Total:                                        174      $54,477,425      100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                             # of        Aggregate   Aggregate
Originator                                  Loans          Balance     Balance
--------------------------------------------------------------------------------
Alliance Bancorp                                2      $ 1,154,000        2.12
Greenlight                                      2          566,263        1.04
Greenpoint Mortgage Corporation                82       20,824,289       38.23
Homestar                                       44        8,011,409       14.71
Nat City Mortgage                               5        2,379,845        4.37
Plaza Home Mortgage                             1          397,939        0.73
Prism Mortgage/RBC Mortgage                     2        1,000,000        1.84
Provident Bank                                  1          307,800        0.57
UBS Conduit                                    35       19,835,881       36.41
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Total:                                        174      $54,477,425      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 4 of 4